CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Medifast, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004 (the "Report") filed with the Securities and Exchange Commission, I, Bradley T. MacDonald, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Company's Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 15, 2004                       /s/ Bradley T. MacDonald
                                        ---------------------------------------
                                        Bradley T. MacDonald
                                        Chairman, President and
                                        Chief Executive Officer